SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            Form 8-K

                          CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  March 12,
1998

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             Price Development Company, Limited Partnership
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        (Exact Name of Registrant as Specified in Its Charter)

     Maryland           333-34835-01
87-0516235
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(State or Other    (Commission File Number)             (IRS
Employer
 Jurisdiction                                       Identification
Number)
 of Formation)



             35 Century Park-Way, Salt Lake City, Utah 84115
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      (Address of Principal Executive Offices, Including Zip Code)


       Registrant's Telephone Number, Including Area Code  (801)
486-3911

                                     N/A
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          (Former Name of Former Address, if Changed Since Last
Report)

ITEM 5.  OTHER EVENTS

     On September 2, 1997, JP Realty, Inc. (the "Company") and
Price
Development Company, Limited Partnership, a limited partnership subsidiary of the Company (the "Operating Partnership"), jointly filed a registration statement on Form S-3 (File Nos. 333-34835 and 333-34835-01) (the "Registration Statement") relating to $347,062,500 aggregate offering price of securities with the Securities and Exchange Commission (the "SEC"). Pursuant to the Registration Statement, the securities registered (i) by the Company consisted of shares of common stock, par value $.0001 per share (the "Common
Stock"), warrants to purchase Common Stock, shares or fractional shares of preferred stock, par value $.0001 per share (the "Preferred Stock"), depositary shares representing Preferred Stock and guarantees relating to non-investment grade debt securities which may be issued by the Operating
Partnership and (ii) by the Operating Partnership consisted of non-convertible debt securities. On November 17, 1997, the Registration Statement was declared effective by the SEC. The Operating Partnership has offered for sale
$100,000,000 aggregate principal amount of 7.29% Senior Notes due 2008 in an underwritten public offering through the several underwriters (the "Underwriters") listed on Schedule I to the Purchase Agreement which is filed as Exhibit 1.4 hereto. In connection with the foregoing, the Indenture, the
First Supplemental Indenture and the Form of Debt Securities are attached hereto as Exhibits 4.8, 4.9 and 4.6, respectively.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

     (a)     Financial Statements - None

     (b)     Pro Forma Financial Information - None

     (c)     Exhibits

1.4 - Purchase Agreement (for Debt Securities), dated March 11,
1998, among
      the Company, the Operating Partnership and the Underwriters.

4.6 - Form of Debt Security

4.8 - Indenture, dated March 11, 1998, by and between the Operating

      Partnership and The Chase Manhattan Bank as trustee (the
"Trustee").

4.9 - First Supplemental Indenture, dated March 11, 1998, by and between the
      Operating Partnership and the Trustee.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 12, 1998


                                PRICE DEVELOPMENT COMPANY, LIMITED
PARTNERSHIP

                                By: JP Realty, Inc. as a General
Partner



                               By:/s/ M. Scott Collins
                                  -----------------------------
                                  M. Scott Collins,
                                  Vice-President--Chief
                                  Financial Officer and Treasurer

                            EXHIBIT INDEX

Exhibit No.

1.4  Purchase Agreement (for Debt Securities), dated March 11,
1998, among
     the Company, the Operating Partnership and the Underwriters.


4.6  Form of Debt Security.


4.8 Indenture, dated March 11, 1998, by and between the Operating Partnership and the Trustee.

4.9 First Supplemental Indenture, dated March 11, 1998, by and between the
     Operating Partnership and the Trustee.